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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our report dated March 28, 2002 relating to the consolidated financial statements which appears in EGL, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Houston, Texas
May 17, 2002